UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2016 (February 26, 2016)

JP Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36647	27-2504700
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

600 East Las Colinas Blvd, Suite 2000

Irving, Texas 75039
(Address of principal executive office) (Zip Code)

(972) 444-0300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On February 29, 2016, JP Energy Partners LP issued a press release announcing its financial results for the quarter and year ended December 31, 2015. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On February 24, 2016, JP Energy Partners LP (NYSE: JPEP)  announced its participation in the Barclays MLP Corporate Access Day in New York City on March 2, 2016. A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information being disclosed in Items 2.02 and 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	JP Energy Partners LP Press Release dated February 29, 2016 announcing its financial results for the quarter and year ended December 31, 2015.
99.2	News release issued by JP Energy Partners LP dated February 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JP Energy Partners LP

	By:	JP Energy GP II LLC,
its general partner

Dated: February 29, 2016	By:	/s/ Patrick J. Welch
		Name:	Patrick J. Welch
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	JP Energy Partners LP Press Release dated February 29, 2016 announcing its financial results for the quarter and year ended December 31, 2015.
99.2	News release issued by JP Energy Partners LP dated February 24, 2016.